================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         FOREST CITY ENTERPRISES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          FOREST CITY ENTERPRISES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 9, 1998


NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the ballroom of the Ritz-Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113, on Tuesday, June 9, 1998 at 2:00 p.m., local time, for the purpose of considering and acting upon:

     (1) The election of twelve (12) directors, each to hold office until the next annual shareholders' meeting and until a successor shall be elected and qualified. Three (3) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

     (2) The proposed amendment of the Articles of Incorporation of the Company to increase the number of shares of Class A Common Stock and Class B Common Stock which the Company is authorized to issue from 48,000,000 shares to 96,000,000 shares and 18,000,000 shares to 36,000,000 shares, respectively.

     (3) The proposed amendment of the 1994 Stock Option Plan (the "Plan" ) to increase the number of shares authorized to be issued under the Plan from 375,000 shares to 1,125,000 shares.

     (4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31, 1999.

     (5) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 15, 1998 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS
                         Thomas G. Smith, Secretary


Cleveland, Ohio
May 11, 1998


IMPORTANT:     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.
               WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE MARK, DATE AND
               SIGN THE APPROPRIATE ENCLOSED PROXY OR PROXIES AND SEND THEM BY
               RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE
               IF MAILED IN THE UNITED STATES.

                          FOREST CITY ENTERPRISES, INC.
                                 PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed Proxy or Proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Tuesday, June 9, 1998 at 2:00 p.m., local time, in the ballroom of the Ritz-Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113. This Proxy Statement and related form of proxy are being first sent to shareholders on or about May 11, 1998. A shareholder giving a Proxy may revoke the same by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of April 15, 1998, the record date ("Record Date") fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 9,599,936 shares of Class A Common Stock, par value $.33-1/3 per share, and 5,389,340 shares of Class B Common Stock, par value $.33-1/3 per share, of the Company (collectively "Common Stock"). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect three (3) directors, and will be entitled to one vote per share for this purpose. J Maurice Struchen, Michael P. Esposito, Jr. and Joan K. Shafran have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors, and will be entitled to one vote per share for this purpose. Albert
B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten
(10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which he belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class shall have the right to accumulate such voting power as he possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock as the case may be, shall have as many votes as equal the number of shares of that class of Common Stock owned by him multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Under New York Stock Exchange rules, approval of the increase in the number of shares to be awarded under the 1994 Stock Option Plan will require the affirmative vote of a majority of the votes represented at the annual meeting in person or by proxy, provided that the total vote cast (whether "for," "against" or "abstain") on the proposal represents a majority of the voting power of the outstanding Common Stock. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the proposed amendments to the Articles of

Incorporation, the approval of the increase in the number of shares authorized under the 1994 Stock Option Plan or the ratification of Coopers & Lybrand, L.L.P. as the Company's independent auditors for the fiscal year ending January 31, 1999. Broker non-votes will not be counted as cast for any proposal.


                              ELECTION OF DIRECTORS

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until his or her successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.

At March 4, 1998, the Ratner, Miller and Shafran Families, which include members of the Company's current Board of Directors and certain executive officers ("Family Interests"), owned 74.5% of the Class B Common Stock. RMS, Limited Partnership ("RMSLP"), which owned 74.3% of the Class B Common Stock outstanding as of the Record Date, is a limited partnership, comprised of the Family Interests, with eight individual general partners, currently consisting of Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company, Charles A. Ratner, President, Chief Executive Officer of the Company and Director, Ronald A. Ratner, Executive Vice President of the Company and Director, Brian J. Ratner, Senior Vice President -Development of the Company and Director, Deborah Ratner Salzberg, Vice President of Forest City Residential, Inc., a subsidiary of the Company, and Director, Fannye Shafran and Joseph Shafran, and one position that is currently vacant. Nathan Shafran and Fannye Shafran are the father and mother of Joan K. Shafran and Joseph Shafran and the uncle and aunt of Charles A. Ratner, James A. Ratner and Ronald A. Ratner, who are brothers, and of Albert B. Ratner. Albert B. Ratner is the father of Brian
J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner. The vacant general partnership position relates to shares controlled by the children of Ruth Ratner Miller.

Under the partnership agreement of RMSLP ("Agreement"), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. Accordingly, the voting power of the Ruth Miller Family Branch will be excluded until its vacant general partner position is filled. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 4, 1998, members of the Family Interests collectively owned 32.3% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 4, 1998, under the Agreement voted by the general partners of RMSLP who under Rule 13d-3 of the Securities Exchange Act of 1934 are deemed to be the beneficial owners of those shares of Class B Common
Stock:

                                                                                  Percent of
                                                    Shares of Class B              RMSLP's
                            Name of                    Common Stock           Holdings  of Class B
   Family Branch           General Partners        Held through RMSLP            Common Stock*
-----------------------------------------------------------------------------------------------------
Max Ratner                Charles A. Ratner            1,607,685                        40.2%
                          Ronald A. Ratner

Albert Ratner             Brian J. Ratner                829,318                        20.7%
                          Deborah Ratner Salzberg

Samuel H. Miller          Samuel H. Miller               303,601                         7.6%

Shafran                   Joan K.  Shafran               800,968                        20.0%
                          Joseph Shafran

Ruth Miller               (Presently vacant)             459,985                        11.5%

                                                ----------------                    --------
      Total                                            4,001,557                       100.0%
=====================================================================================================

* Represents total voting power for the Family Branch

The following table sets forth the beneficial ownership of shares of Class A Common Stock and Class B Common Stock as of March 4, 1998 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

                                                                                   Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                                  -----------------------------------------------------------------
                                                                                     Combined
                                                                                       Class
                                                                 Class A             A and B       Percent     Class B
                   Occupation                        Director    Common     Percent   Common         of        Common      Percent
      Name           And Age                           Since    Stock(e)  of Class(e) Stock(f)    Class(f)      Stock      of Class

---------------------------------------------------------------------------------------------------------------------------------
HONORARY DIRECTOR
     Nathan       Honorary Vice Chairman of                 1960     307,661 (3)  3.21%    309,911   3.23%      2,250 (4)  0.04%
     Shafran      the Company since June 1997; Vice                                       (3) (4)
                  Chairman of the Board of Directors
                  of the Company prior to June 1997.
                  Age 84. (c)
NOMINEES
(1)  J Maurice    Retired Chairman                          1971         750      0.01%     1,500    0.02%        750     0.01%
     Struchen     and Chief Executive
                  Officer of Society
                  Corporation (now Key
                  Corporation) (banking);
                  Director of Greif Bros.
                  Corporation (creative
                  packaging).
                  Age 77. (a,b)


                                                                                   Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                                  -----------------------------------------------------------------
                                                                                     Combined
                                                                                       Class
                                                                 Class A             A and B       Percent     Class B
                   Occupation                        Director    Common     Percent   Common         of        Common      Percent
      Name           And Age                           Since    Stock(e)  of Class(e) Stock(f)    Class(f)      Stock      of Class

---------------------------------------------------------------------------------------------------------------------------------

(1)  Michael P.   Vice Chairman, Inter-Atlantic             1995       6,250       .07%     6,250     .07%         -       -
     Esposito, Jr.Capital Partners
                  (investment banking);
                  Chairman of the Board
                  of Exel Limited
                  (insurance); Retired Executive
                  Vice President,  Chief
                  Control Compliance and
                  Administrative Officer, The
                  Chase Manhattan Bank, N.A.
                  (banking).
                  Age 58. (a,b)

(1)  Joan K.      Executive Managing Partner, The           1997     127,263 (5)  1.33% 4,131,070   30.37%  4,003,807 (6) 74.25%
     Shafran      Berimore Company, LLC                                                    (5)(6)
                  (investments); Principal and
                  President of the Board,
                  Do While Studio (art and
                  technology nonprofit).
                  Age 50.



(2)  Albert B.    Co-Chairman of the                        1960     366,018 (7)  3.81%   367,544    3.83%      1,526 (8) 0.03%
     Ratner       Board of Directors of the                                                (7)(8)
                  Company since June 1995,
                  Vice Chairman of the Board
                  of the Company from June
                  1993 to June 1995, Chief
                  Executive Officer prior to
                  July 1995 and President prior
                  to July 1993. Director
                  of American Greetings
                  Corporation (greeting cards)
                  and RPM, Inc.
                  (manufacturing).
                  Age 70. (c)

(2)  Samuel H.    Co-Chairman of the                        1960     510,428 (9)  5.32% 4,511,985   33.18%  4,001,557 (10) 74.21%
     Miller       Board of Directors                                                      (9)(10)
                  of the Company since
                  June 1995, Chairman of the
                  Board of the Company from
                  June 1993 to June 1995 and
                  Vice Chairman of the Board,
                  Chief Operating Officer of the
                  Company prior to June 1993,
                  Treasurer of the Company since
                  December  1992.
                  Age 76. (c)

                                                                                   Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                                  -----------------------------------------------------------------
                                                                                     Combined
                                                                                       Class
                                                                 Class A             A and B       Percent     Class B
                   Occupation                        Director    Common     Percent   Common         of        Common      Percent
      Name           And Age                           Since    Stock(e)  of Class(e) Stock(f)    Class(f)      Stock      of Class

---------------------------------------------------------------------------------------------------------------------------------

(2)  Charles A.   President of the Company  since     1972      884,880 (11)    9.22%  4,886,437      35.93%  4,001,557 (12)  74.21%
     Ratner       June 1993, Chief Executive                                            (11)(12)
                  Officer of the Company  since
                  June 1995, Chief Operating
                  Officer from June 1993 to
                  June 1995 and Executive Vice
                  President prior to June 1993.
                  Director of Cole National
                  Corporation (retail) and Cole
                  National Group Inc. (retail).
                  Age 56. (c)

(2)  James A.     Executive Vice President            1984      998,740 (13)   10.41%    998,740      10.41%         -  (14)    -
     Ratner       of the Company and                                                    (13)(14)
                  President of Forest City
                  Rental Properties
                  Corporation,
                  a subsidiary of the
                  Company.
                  Age 53. (c)

(2)  Jerry V.     Retired Chairman                    1984           -          -         -           -             -           -
     Jarrett           and Chief Executive
                  Officer of Ameritrust
                  Corporation (banking);
                  Director of  International
                  Total Services (services)
                  Age 66. (a,b)

(2)  Ronald A.    Executive Vice President            1985      427,475 (15)    4.45%  4,429,032      32.57%  4,001,557 (16)  74.21%
     Ratner       of the Company and                                                    (15)(16)
                  President of Forest
                  City Residential Group, Inc.,
                  a subsidiary of the
                  Company.  Age 51. (c)

(2)  Scott S.     Dean and Professor                  1989        1,050         0.01%      1,050       0.01%         -         -
     Cowen        of Weatherhead School
                  of Management, Case
                  Western Reserve University
                  (education); Director of
                  FabriCenters of America, Inc.,
                  (specialty retailing),
                  Rubbermaid Corporation
                  (consumer products) and
                  American Greetings
                  Corporation (greeting cards).
                  Age 51.  (a,b)

                                                                                   Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                                  -----------------------------------------------------------------
                                                                                     Combined
                                                                                       Class
                                                                 Class A             A and B       Percent     Class B
                   Occupation                        Director    Common     Percent   Common         of        Common      Percent
      Name           And Age                           Since    Stock(e)  of Class(e) Stock(f)    Class(f)      Stock      of Class
---------------------------------------------------------------------------------------------------------------------------------
(2) Brian J.      Senior Vice President                 1993    68,207 (17)     0.71% 4,069,764      29.93%  4,001,557 (18)  74.21%
     Ratner       Development of the Company                                           (17)(18)
                  since January 1997, Vice
                  President-Urban Entertainment
                  from June 1995 to December 1996,
                  Vice President of the Company from
                  May 1994 to June 1995 and an officer
                  of various subsidiaries.
                  Age 40. (c)

(2) Deborah Ratner Officer of various                   1995    39,491 (19)     0.41% 4,041,048      29.72%  4,001,557 (20)  74.21%
    Salzberg      subsidiaries of the                                                  (19)(20)
                  Company.
                  Age 44. (c)

OTHER NAMED EXECUTIVE OFFICER
     Thomas G.    Senior Vice                                       -             -         224       0.00%        224        0.00%
     Smith        President, Chief
                  Financial  Officer and
                  Secretary of the
                  Company.  Director
                  of Cleveland Region
                  Advisory Board, First
                  Merit Bank (banking).
                  Age 57. (c,d)

ALL DIRECTORS, NOMINEES AND EXECUTIVE
 OFFICERS AS A GROUP (18 in number)                          2,538,954 (21)    26.46% 6,545,411      48.12%  4,006,457 (22)   74.3%
                                                                                       (21)(22)

(1)   Nominated for election by holders of Class A Common Stock.

(2)   Nominated for election by holders of Class B Common Stock.

(3) Includes 34,559 shares of Class A Common Stock held in a partnership in which Mr. Shafran has shared power of voting and disposition. Mr. Shafran has beneficial ownership of 232,188 shares held in trusts for which he is trustee and has shared power of voting and disposition.

(4) These represent shares held in a partnership in which Mr. Shafran has shared power of voting and disposition. Mr. Shafran disclaims beneficial ownership of 800,668 shares of Class B Common Stock owned through the Shafran Family Branch of RMSLP. See discussion of RMSLP above.

(5) Includes 34,559 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran has beneficial ownership of 91,579 shares held in a trust for which she is trustee and has shared power of voting and disposition.

(6) Includes 2,250 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran's beneficial ownership of the remaining 4,001,557 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP above.

(7) Albert B. Ratner has beneficial ownership of 189,170 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 90,301 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 33,494 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(8) Albert B. Ratner disclaims beneficial ownership of 771,093 shares of Class B Common Stock held by trusts for which he is trustee and 36,900 shares held by trusts for which he is trust advisor, of which 306,174 shares are held in the Albert Ratner Family Branch of RMSLP, 363,578 shares are held in the Max Ratner Family Branch of RMSLP and 138,241 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP above.

(9) Samuel H. Miller has beneficial ownership of 232,188 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 275,101 shares for which he has sole power of voting and disposition.

(10) Samuel H. Miller's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(11) Charles A. Ratner has beneficial ownership of 644,334 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 1,336 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 64,957 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(12) Charles A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(13) James A. Ratner has beneficial ownership of 677,504 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 69,266 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 11,812 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(14) James A. Ratner disclaims beneficial ownership of 949,708 shares of Class B Common Stock held by trusts for which he is trustee and 67,066 shares held by trusts for which he is trust advisor, of which 585,531 shares are held in the Max Ratner Family Branch of RMSLP, 187,023 shares are held in the Albert Ratner Family Branch of RMSLP and 244,220 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP above.

(15) Ronald A. Ratner has beneficial ownership of 111,951 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 68,860 shares for which he has sole power of voting and disposition.

(16) Ronald A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(17) Brian J. Ratner has beneficial ownership of 2,470 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner claims beneficial ownership of 7,800 shares held as custodian for his daughter and as to which he has sole power of voting and disposition.

(18) Brian J. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(19) Deborah Ratner Salzberg has beneficial ownership of 25,570 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition.

(20) Deborah Ratner Salzberg's beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP above.

(21) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(22) These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 4,001,557 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a) Member of the Audit Committee.

(b) Member of the Compensation Committee.

(c) Officer and/or director of various subsidiaries of the Company.

(d) This officer is not a director.

(e) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(f) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a 1-for-1 basis.


The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

                              DIRECTOR COMPENSATION

Each Director who was not an officer of the Company received a fee of $5,000 for attending each regular Board of Directors meeting during the fiscal year ended January 31,1998. Each Director received an additional fee for attending any committee meeting and for acting as chairman for any committee meeting. During fiscal 1997, Messrs. Cowen, Esposito, Jarrett and Struchen received $3,000, $2,000, $3,000 and $2,000, respectively, for attending or acting as chairman for such meetings. In addition, Messrs. Esposito, Jarrett and Struchen received $7,000, $6,000 and $26,000, respectively, for attending various operating, strategic planning and other special meetings in their capacity as a Director of the Company. Officers of the Company who serve as directors do not receive any additional compensation.




                           PRINCIPAL SECURITY HOLDERS
The following table sets forth the security ownership as of March 4, 1998 of all other persons who beneficially own 5% or more of the Company's Common Stock.


                                                                   Number of Shares of Common
                                                                    Stock Beneficially Owned
                                      -------------------------------------------------------------------------------------
                                                                   Combined
                                                                    Class
                                       Class A                      Aand B                        Class B
                                       Common         Percent        Common         Percent        Common          Percent
Name and Address                      Stock (a)      of Class (a)   Stock (b)     of Class (b)     Stock         of Class
---------------------------------------------------------------------------------------------------------------------------
Private Capital Management, Inc. and    8  25,573 (1)(5)    8.61%     947,873 (1)(5)        9.75%     121,800 (1)(5)   2.26%
   Bruce S. Sherman
3003 Tamiami Trail North
Naples, FL   33940

Southeast Asset Management, Inc. and      746,400 (2)(5)    7.78%     834,289 (2)(5)        8.62%      87,889 (2)(5)   1.63%
  Longleaf Partners Realty Fund
610 Poplar Ave., Suite 900
Memphis, TN  38119

Wanger Asset Management, L.P,.            369,480 (3)(5)    3.85%     604,460 (3)(5)        6.15%     234,980 (3)(5)   4.35%
    Wanger Asset Management, Ltd.,
    Ralph Wanger and Acorn Investment
   Trust, Series Designated Acorn Fund
227 West Monroe, Suite 3000
Chicago, IL   60606

William Harris Investors, Inc.            319,642 (4)(5)    3.33%     508,807 (4)(5)        5.20%     189,165 (4)(5)   3.51%
2 North LaSalle Street, Suite 400
Chicago, IL    60602-3703

Joseph Shafran                            126,138 (6)       1.31%   4,129,945 (6)          30.37%   4,003,807 (6)     74.25%
Paran Management Company
13212 Shaker Boulevard, Suite 100
Cleveland, OH   44120

Ratner, Miller & Shafran Family
  Interests                             3,096,128 (7)      32.26%   7,114,136 (7)          52.25%   4,018,008 (7)     74.51%
1600 Terminal Tower
50 Public Square
Cleveland, OH    44113

(1) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as president of PCM, may also be deemed to be the beneficial owner of the 825,573 shares beneficially owned by PCM. Mr. Michael J. Seaman, an employee of PCM or its affiliates, owns 4,550 shares of Class A Common Stock not included in the table above. Mr. Seaman disclaims any beneficial ownership in any of the securities beneficially owned by either PCM or Mr. Sherman.

(2) Southeastern Asset Management, Inc. (SAM), a Tennessee corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Longleaf Partners Realty Fund (LPRF) is a series of Longleaf Partners Fund Trust, a Massachusetts business trust. O. Mason Hawkins is a U.S. citizen. SAM is the beneficial owner of the securities included in the table above because of its advisory relationship with the persons owning the securities. The Class A Common Stock included in the table above includes 127,300 shares held in an account over which SAM and LPRF have no voting or dispositive control and which LPRF does not claim as beneficially owned. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of SAM could be deemed to be a controlling person of SAM as a result of his official position with or ownership of its voting securities. The existence of such control is expressly disclaimed. Mr. Hawkins does not own, directly or indirectly, any securities included in the table above.

(3) Wanger Asset Management, L.P. (WAM) is a Delaware limited partnership registered under Section 203 of the Investment Advisers Act of 1940, Wanger Asset Management, Ltd. (WAM Ltd) is a Delaware corporation and Ralph Wanger (Wanger) is a U.S. citizen. WAM Ltd. is the sole general partner of WAM. Wanger is the principal stockholder of WAM Ltd. Acorn Investment Trust, Series Designated Acorn Fund (Acorn) is a Massachusetts business trust. Power over voting and disposition of the securities reported by Acorn is shared with WAM, which is the investment advisor of Acorn.

(4) William Harris Investors,Inc. (WHI), a Delaware corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. WHI has reported to the Company that it is the beneficial owner of the securities included in the table above because of its advisory relationship with the persons owning the securities.

(5) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 1997 as disclosed in Form 13G filed by the Principal Security Holder named in the table.

(6) Joseph Shafran is the son of Nathan Shafran and brother of Joan K. Shafran. Included in the Class A Common Stock are 34,559 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Mr. Shafran has beneficial ownership of 91,579 shares of Class A Common Stock held in a trust for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 2,250 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran's beneficial ownership of the remaining 4,001,557 shares of Class

      B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors."

(7) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 4,001,557 shares which represents 74.21% of the Class B Common Stock outstanding at March 4, 1998.

           Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a 1-for-1 basis.


                      COMMITTEES OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Audit Committee is composed of four outside directors: Messrs. Scott S. Cowen (Chairman), Michael P. Esposito, Jr., Jerry V. Jarrett and J Maurice Struchen. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors (subject to approval by the shareholders) reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. Three Audit Committee meetings were held during the 1997 fiscal year.

The Compensation Committee is comprised of four outside directors: Messrs. Jerry
V. Jarrett (Chairman), Scott S. Cowen, Michael P. Esposito, Jr., and J Maurice Struchen. The Compensation Committee reviews the compensation arrangements for senior management. Two Compensation Committee meetings were held during the 1997 fiscal year.

Each nonemployee director who serves on either the Audit or Compensation Committees receives $500 for each meeting attended. In addition, any nonemployee director who chairs any such meeting receives an additional $500.

The Board does not have a nominating committee. Board of Director nominees are proposed by the existing Board members.

All Board members and Committee members attended at least 75% of their respective meetings during fiscal 1997.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


The Compensation Committee of the Board of Directors consists entirely of the following nonemployee Directors:

     Jerry V. Jarrett, Chairman                  Michael P. Esposito, Jr.
     Scott S. Cowen                              J Maurice Struchen

No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishment of the Company's strategic objectives.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation, Amortization and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. First, total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.

The Compensation Committee reviews and approves all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The salaries of the Chief Executive Officer and the five other most highly compensated officers are proposed by the Chief Executive Officer to the Committee for approval. The Committee then reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required, and expects to continue to use their services in the future.

The 1994 Stock Option Plan is intended to grant options for key executives to purchase shares of Class A Common Stock of the Company at fair market value. Consistent with its approach to all incentive compensation, stock awards under the Plan will be granted based upon the Committee's evaluation of all performance criteria and at target levels commensurate with industry survey data regarding long-term incentives. The Compensation Committee has determined that the number of shares currently available for award under the 1994 Stock Option Plan is not adequate to fulfill the need for stock-based compensation and has recommended the increase in shares for which shareholder approval is being sought.

Section 162(m) of the Internal Revenue Code of 1986, as amended, and adopted under the Omnibus Budget Reconciliation Act of 1993, limits the deduction a publicly-held corporation may take for compensation paid to its chief executive officer and its four other most highly compensated employees. This Section of the Code currently is unlikely to apply to executive officer compensation for the Company. The Compensation Committee, therefore, does not have a policy regarding the qualification of executive officer compensation for deductibility under that Section of the Code.

In December 1996, the Compensation Committee approved an Executive Compensation Plan ("Plan"). The Plan includes executives who are part of the Company's strategic planning group. It features a short-term Management Incentive Plan Outline ("MIP") and a Long-Term Performance Plan Outline ("LTPP"). The MIP will provide short-term incentives for outstanding individual performance and achievement of annual objectives. Annually the Compensation Committee will set a range of performance objectives and related target incentives. Incentive awards may be in cash or deferral arrangements. The MIP is jointly administered by the Compensation Committee, the Chief Executive Officer and senior management. Incentive award payments require the approval of the Compensation Committee.

The LTPP is designed to reward the achievement of long-term performance goals as set forth in the strategic plan which, in turn, are expected to lead to improved shareholder return performance. Incentive awards may be in cash, stock compensation and deferral arrangements. The performance period over which awards may be earned span four fiscal years. The LTPP is administered by the Compensation Committee.

The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Officer, effective February 1, 1997. The Agreement provides for an annual salary of $400,000. The contract was initially for a one year term but is renewable annually. In reviewing the Chief Executive Officer's compensation, the Compensation Committee feels one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting our industry and to adjust strategic directions and tactical plans to be responsive. Improving shareholder value and development of management succession plans also rank high on the list of performance indicators.


Jerry V. Jarrett, Chairman Scott S. Cowen Michael P. Esposito, Jr. J Maurice Struchen

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's chief executive officer and the five other most highly compensated named executive officers.


                                                Summary Compensation Table
                                                --------------------------
                                                                                   Long Term
                                                                                  Compensation
                                                                                     Awards
                                                                                  -------------
                                                           Annual Compensation     Securities
                                                       -----------------------     Underlying        All Other
Name and Principal Position                  Year      Salary($)    Bonus($)       Options (#)    Compensation ($)
--------------------------------------------------------------------------------------------------------------------
Charles A. Ratner,                           1997     $  398,543  $     -            -           $ 125,562
   President and Chief                       1996        324,986        -         14,400           137,726
   Executive Officer                         1995        324,986        -            -              11,551

Albert B. Ratner, Co-Chairman                1997        449,679        -            -             143,466
   of the Board of Directors                 1996        449,986        -            -             159,634
                                             1995        449,987        -            -              12,550

Samuel H. Miller, Co-Chairman                1997        399,986        -            -              12,128
   of the Board of Directors                 1996        385,121     109,000         -              12,103
and Treasurer                                1995        384,986      60,000         -              12,103

Thomas G. Smith,                             1997        309,800     140,000         -              51,900
   Senior Vice President,                    1996        310,804     100,000       7,200            51,875
   Chief Financial Officer                   1995        287,005     100,000         -              51,875
    and Secretary

Ronald A. Ratner                             1997        323,543        -            -               8,554
   Executive Vice President                  1996        249,985        -          9,000             6,323
                                             1995        249,985       -             -               6,323

James A. Ratner                              1997        323,543        -            -               8,554
   Executive Vice President                  1996        249,985        -          9,000             6,551
                                             1995        249,985        -            -               6,551

Amounts reported as "All Other Compensation" in 1997 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's deferred compensation plan as follows: Charles A. Ratner $10,000, Albert B. Ratner $10,000, Samuel H. Miller $10,000, Ronald A. Ratner $7,000 and James A. Ratner $7,000; (ii) accrual of an amount for Thomas G. Smith that is provided in lieu of a deferred compensation plan that existed with his prior employer $50,000; (iii) cost of group term life insurance as follows: Charles A. Ratner $866, Albert B. Ratner $2,712, Samuel H. Miller $1,128, Thomas G. Smith $900, Ronald A. Ratner $554 and James A. Ratner, $554; (iv) the Company's matching contribution to the 40l(k) plan as follows: Charles A. Ratner $1,000, Albert B. Ratner, $1,000, Samuel H. Miller $1,000, Thomas G. Smith $1,000, Ronald A. Ratner $1,000 and James A. Ratner $1,000; and (v) the dollar value of the benefit to the named executive officer of the interest-free use of the Company paid premiums, excluding the term insurance portion which is paid by the named executive officer, from the current year to the projected date the premiums will be refunded to the Company for split-dollar life insurance as follows: Charles A. Ratner $113,696 and Albert B. Ratner $129,754.

The Company entered into employment agreements with Albert B. Ratner and Samuel
H. Miller, Co-Chairmen of the Board of Directors effective July 1, 1989 and February 1, 1997, respectively, which provide for an annual salary of $450,000 and $400,000, respectively. The contracts were initially for a term of one year and are renewable annually. Although no formal bonus plan exists, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald
A. Ratner effective February 1, 1997 providing for annual salaries of $325,000 each. These contracts, which were initially for a term of one year, are renewable annually.

The employment agreements for Albert Ratner, Samuel Miller, Charles Ratner, James Ratner and Ronald Ratner further provide that upon the death of such officer his beneficiary will receive an annual payment for five years equal to one-half of his average annual contractual salary and bonus, if any, for the five calendar years immediately preceding his death.


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                 -----------------------------------------------

The following table sets forth information with respect to the six executive officers named in the Summary of Compensation Table concerning the number and value of stock options to purchase Class A Common Stock outstanding at the end of fiscal 1997. No stock options were granted during 1997.

                                                               Number of
                                                              Securities              Value of
                                                              Underlying          Unexercised
                                                              Unexercised        In-the-Money
                                                              Options at            Options at
                            Shares                             FY-End (#)           FY-End ($)
                           Acquired on        Value           Exercisable/         Exercisable/
         Name               Exercise (#)    Realized ($)      Unexercisable     Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Charles A. Ratner                  -             -               0/14,400        $0/ $ 357,264
Albert B. Ratner                   -             -                  -                 -
Samuel H. Miller                   -             -                  -                 -
Thomas G. Smith                    -             -               0/ 7,200        $0/ $ 178,632
Ronald A. Ratner                   -             -               0/ 9,000        $0/ $ 223,290
James A. Ratner                    -             -               0/ 9,000        $0/ $ 223,290

The closing price of the Company's Class A Common Stock on January 31, 1998 was $53.56 per share.

The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Real Estate Investment Index. The cumulative total return is based on a $100 investment on January 31, 1993 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

                               PERFORMANCE GRAPH

                             JAN-93   JAN-94   JAN-95   JAN-96   JAN-97  JAN-98
-------------------------------------------------------------------------------
FCEA                         $100      $150      $116   $128      $239   $314
-------------------------------------------------------------------------------
FCEB                         $100      $165      $119   $127      $237   $315
-------------------------------------------------------------------------------
S&P 500                      $100      $113      $113   $157      $199   $252
-------------------------------------------------------------------------------
Dow Jones Real Estate
 Investment Index            $100      $118      $108   $133      $180   $210
-------------------------------------------------------------------------------



TRANSACTIONS WITH AFFILIATED PERSONS

The Company paid approximately $193,000 as total compensation during 1997 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company) each holding a 4.3% interest, the two children of James Ratner (an Executive Vice President and a Director of the Company) each holding a 4.3% interest, the two children of Ronald Ratner (an Executive Vice President and a Director of the Company) each holding a 4.3% interest, the two children of Albert Ratner (a Co-Chairman of the Company's Board of Directors), Deborah Ratner Salzberg and Brian J. Ratner, each holding a 12.5% interest, the two children of Mark Ratner, (brother of Charles Ratner, James Ratner and Ronald Ratner), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company's Board of Directors) each holding a 2.75% interest, Samuel H. Miller as Trustee (14.0%), Nathan Shafran (an Honorary Director of the Company) as Trustee (3.6%) and Fannye Shafran as Trustee (3.6%). RMSIC manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (260,000 square feet) and Midtown (256,000 square feet). The rate of compensation for such management services is 4% of all tenant rentals, plus a lease fee of 2% to 3%. Management believes these fees are comparable to that which other management companies would charge.

The Company repurchased, as of May 7, 1997, 77,700 shares of Class A Common Stock owned by Richard Miller, Aaron Miller and Gabrielle Miller, the children of Samuel H. Miller and Ruth Miller, who died on November 26, 1996. The repurchase provided funds necessary to pay taxes on the estate of Ruth Miller. The shares were purchased at a price of $36.50 for an aggregate purchase price of $2,836,000 plus 8% interest from May 7, 1997 to August 18, 1997, less any dividend paid between those two dates for a total of $2,896,000. The transfer of the shares and the payment for the same occurred on August 18, 1997.

Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Conflict of Interest Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict-of-interest policy permits existing directors, officers and employees, including Albert B. Ratner, Co-Chairman of the Board of Directors, Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer, Charles A. Ratner, President, Chief Executive Officer and Director, Ronald A. Ratner, Executive Vice President and Director, Brian J. Ratner, Senior Vice President - Development and Director, Deborah Ratner Salzberg, Vice President of Forest City Residential, Inc. (a subsidiary of the Company) and Director, James A. Ratner, Executive Vice President, Director and President of Forest City Rental Properties Corporation and Nathan Shafran, Honorary Director, to retain an interest in 15 properties that were acquired before 1960 and one post-1960 acquisition, with a total cost of $94.0 million. All but one of those properties are located in Cleveland and are in competition with properties owned by the Company. The ownership of these properties by these directors, officers and employees makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties.

The Company and its subsidiaries have credit agreements and real estate mortgages with KeyBank National Association ("KeyBank"), f/k/a Society National Bank, of which J Maurice Struchen, who is a director of the Company, is a retired Chairman of the Board of Society Corporation, the former parent of Society National Bank. The amount outstanding against these credit lines and mortgages as of January 31, 1998 was $84,529,000. The Company has a real estate mortgage of $4,955,000 with Chase Manhattan Bank, N.A. of which Michael P. Esposito, Jr., a Director of the Company, is a retired Executive Vice President
- Chief Control Compliance and Administrative Officer.

The Company is a partner in various residential and land development projects with certain affiliates of William Harris Investors, Inc. ("Harris"), a principal security holder of the Company. The amounts of distributions, including repayment of loans, if any, made to Harris during calendar year 1997 and the net investment by Harris remaining at the end of 1997 are as shown below:

  Harris         Forest City
Partnership       Partnership       Residential      1997 Distribution            Harris Net Investment
Interest          Interest           Property            to Harris                    at 12/31/97
-------------------------------------------------------------------------------------------------------
      .5%              .5%       Lenox Club              $          0                $    650,347
                                 Arlington, VA

      .5%              .5%       Lenox Park                         0                      55,312
                                 Silver Spring, MD

      .5%              .5%       Pavilion                   1,053,500                  (4,115,885)
                                 Chicago, IL


Granite Development Partners, L.P. (Granite) is a limited partnership in which a Forest City entity is the general partner and which has publicly traded limited partnership units. Harris had a $5,507,000 investment in partnership units at the end of 1997. No distributions were paid during 1997 on any Granite partnership units. Interest payments of $453,236 were made by Granite to Harris during 1997.

In 1997, the Company's Silver Lakes investment was restructured. Under the agreement, Harris is a passive partner and the Forest City partner has management control. Harris is entitled to receive monthly distributions of $698,042 each month until a total of $16,753,000 has been distributed to Harris. At January 31, 1998, 15 payments totaling $10,470,630 (including retroactive payments) had been made to Harris. The Company also purchased from Harris a note payable to Harris for its face amount of $856,227 payable at $74,080 per month. At December 31, 1997, Harris's partnership interest in Silver Lakes was 45% and net investment was $(2,863,630). The Forest City partner's partnership interest in Silver Lakes was 45%.

During 1997, the Company acquired Harris' partnership interest in SLJVII in exchange for the Company's partnership interests in the Seven Bridges partnerships plus a note for $1,382,931 bearing interest at 7% payable in twelve
(12) equal monthly installments. At January 31, 1998, $284,589 of principal was outstanding on the note.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING/COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from

Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 1997 all filing requirements applicable to Reporting Persons were complied with except for the following: Joseph M.Shafran inadvertently filed two Forms 4 late to report sales of shares of stock.


      PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The authorized capital stock of the Company consists of 5,000,000 shares of preferred stock without par value (none issued at April 15, 1998) and 66,000,000 shares of Common Stock with a par value of $.33 1/3 divided into two classes:
(1) 48,000,000 shares of Class A Common Stock (9,913,586 shares issued and 9,599,936 shares outstanding at April 15, 1998) and (2) 18,000,000 shares of Class B Common Stock (5,528,390 shares issued and 5,389,340 shares outstanding at April 15, 1998).

The Board of Directors have recommended the adoption of an amendment to the Articles of Incorporation to increase the authorized shares of Class A Common Stock from 48,000,000 shares to 96,000,000 shares and Class B Common Stock from 18,000,000 shares to 36,000,000 shares. To effect this change, Article IV of the Articles of Incorporation would be amended to read as follows:

                                   ARTICLE IV
                                  CAPITAL STOCK

         A.  Authorized Shares

         The number of shares which the Corporation is authorized to have issued and outstanding is 137,000,000 shares, consisting of 96,000,000 shares of Class A Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class A Common Stock"), 36,000,000 shares of Class B Common Stock with a par value of $.33 1/3 per share (hereinafter designated "Class B Common Stock"), and 5,000,000 shares of preferred stock without par value (hereinafter designated
         "Preferred Stock").


The purpose of the increase in authorized shares is to provide additional Common Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include affecting stock splits, affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Common Stock. If authorization of any increase in the Common Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of stockholders at that time could impair the Company's ability to meet its objectives.

The additional shares of Common Stock issued hereafter would be identical to the Common Stock currently outstanding. No stockholder has any preemptive rights, and issuance of the additional Common Stock could dilute the voting rights of present holders of Common Stock. It is possible, depending upon the transaction in which Common Stock is issued, that issuance of such Common Stock could have a dilutive effect on shareholders' equity and earnings per share attributable to present holders. The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for approval of the proposed amendment to Article IV. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.

PROPOSAL TO INCREASE THE NUMBER OF SHARES TO BE AWARDED UNDER THE 1994 STOCK OPTION PLAN

The 1994 Stock Option Plan (the "Plan") currently provides that the aggregate number of shares of the Company's Class A Common Stock that may be awarded as stock options during the term of the Plan may not exceed 250,000 authorized but unissued shares or shares held by the Company in its Treasury, subject to certain adjustments described in the Plan (the "Award Shares"). The February 17, 1997 three-for-two stock split adjusted the number of Award Shares to 375,000. Total options granted under the Plan, net of forfeitures, as of April 15, 1998 were 368,200, including 192,700 options granted in March 1998. Shares available for award under the Plan as of April 15, 1998 total 6,800.

The Board of Directors have recommended the adoption of an amendment to the Plan to increase the number of Award Shares by 750,000, thereby allowing for a total of 1,125,000 shares to be awarded as stock options during the term of the Plan. To effect this change, the 1994 Stock Option Plan would be amended as set forth in Exhibit A of this Proxy Statement. The following is a summary of significant Plan features, as proposed.

SUMMARY OF 1994 PLAN, AS AMENDED.
ADMINISTRATION. The 1994 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. Within the limits of the Plan, the Committee is authorized to interpret its provisions and to determine those employees who shall receive awards, the number of shares subject to each grant, the form of the awards, and all applicable limitations and terms under which the awards are made. In making awards, the Committee will take into consideration the performance of each employee.
ELIGIBILITY. Stock options under the Plan may be awarded to key employees as determined by the Committee, based upon each employee's duties and performance, including officers, senior executives, employee directors and other employees who are members of the management team. The Committee anticipates that approximately 75 such key employees will be eligible to participate in the Plan. SHARE AWARDS UNDER THE PLAN. Shares may be awarded under the Plan in the form of either incentive stock options or nonqualified stock options. The aggregate number of shares which may be awarded during the term of the Plan is 1,125,000 shares, subject to adjustments under the Plan. The maximum number of shares which may be awarded to any employee during any calendar year is 37,500 shares. Shares awarded may be either authorized but unissued shares or shares held in the Company's treasury.
TERMS AND CONDITIONS. Stock options granted under the Plan will be covered by an agreement between the Company and the Grantee in a form approved by the Committee and delivered by authorized officers of the Company. Grantees may exercise their option during the term of the grant (maximum of ten years). The exercise price for options will be at least equal to the fair market value on the date of the grant. In the event that incentive stock options are awarded to a Grantee who actually or constructively owns more than ten percent of the voting power of all classes of stock, the exercise price will be at least 110 percent of the fair market value on the date of the grant. No stock option awarded under the Plan may be exercised during the first year following its grant.
DURATION. The Plan will allow the granting of stock options for a period of ten years from the date the Plan is adopted by the Board and will remain in effect until all stock options awarded under the Plan have been exercised, surrendered or expired.
TERMINATION OF EMPLOYMENT. If a Grantee's employment with the Company terminates by reason of death or disability, the option remains exercisable in accordance with its terms and may be exercised by the Grantee or his legal representative. If the Grantee's employment terminates by reason of retirement, the option remains exercisable for the balance of its term or three months, whichever is a shorter period. If the Grantee's employment terminates for any reason other than death, disability or retirement, all rights to exercise will terminate and be forfeited on the date of termination of employment.
ADJUSTMENTS IN THE EVENT OF CHANGE IN COMMON STOCK. In the event of any change in the common stock of the Company by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, combination, split-up or exchange of shares, or other event with a similar effect, the number of shares which may be awarded thereafter, the number and kinds of stock and the option purchase price will be adjusted by the Committee consistent with such changes.
MERGER OF OTHER REORGANIZATION. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all options that are outstanding on the date of such event shall be assumed by the surviving or continuing corporation.
AMENDMENT AND TERMINATION. The Board may, without further action by the shareholders, from time to time, amend, alter, suspend or terminate the Plan, except as otherwise required by applicable federal securities' laws.
ACCOUNTING TREATMENT. The Company follows Accounting Priciples Board Opinion
(APBO) No. 25, "Accounting for Stock Issued to Employees" and related Interpretations to account for stock-based compensation. As such, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of grant over the amount the employee is required to pay for the stock.
FEDERAL INCOME TAX ASPECTS. The following is only a brief summary of the federal income tax aspects of awards made under the 1994 Plan based upon the federal income tax laws in effect on this date. This summary is not intended to be exhaustive, and does not describe a number of special tax rules, including the alternative minimum tax, state or local tax laws, and various elections which may be applicable under certain circumstances.

         A Grantee who has been awarded a stock option under the 1994 Plan will not realize taxable income on the date of grant, and the Company will not be entitled to a deduction at that time. A Grantee who exercises an incentive stock option (within the meaning of Section 422A of the Internal Revenue Code) will not be subject to taxation at the time of exercise nor will the Company be entitled to a deduction. However, a disposition of the purchased shares after the expiration of the required holding period (one year after exercise and two years after grant) will result in long-term capital gains in the year of disposition on the spread between the option price and the fair market value on the date of sale, and the Company will not be entitled to a deduction for federal income tax propose. A disposition of the purchased shares prior to the expiration of the applicable holding periods will subject the Grantee to taxation at ordinary income rates in the year of disposition and the Company will be entitled to a corresponding deduction for federal tax propose.

         A Grantee who exercises a nonqualified stock option will realize ordinary income in an amount measured by the spread between the option price and the fair market value on the date of exercise, and the Company will realize a corresponding deduction for federal tax purposes. In the year of disposition, the Grantee will be subject to long-term capital gains rates on any gain over the fair market value on the date of exercise.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common stock and Class B Common stock of the Company present or represented at the meeting is required for approval of the proposed amendment to the 1994 Stock Option Plan. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal and that such vote will be sufficient to approve such proposal.

                      RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors recommends the ratification of Coopers & Lybrand, L.L.P. Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 1999.

Coopers & Lybrand, L.L.P. has indicated that a representative of Coopers & Lybrand, L.L.P. will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of Coopers & Lybrand, L.L.P. as the Company's independent auditors for the year ended January 31, 1999. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 1999 annual meeting of shareholders must be received by the Company at the address below on or before January 4, 1999 for inclusion in the Company's proxy statement and form of proxy relating to the 1999 annual meeting of shareholders.

                                 OTHER BUSINESS

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.

Written requests for such report should be directed to :

                               Investor Relations
                          Forest City Enterprises, Inc.
                               1100 Terminal Tower
                                50 Public Square
                              Cleveland, Ohio 44113
                                 www.fceinc.com






                      COST AND METHOD OF PROXY SOLICITATION


The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.


      By order of the Board of Directors.

      /s/Thomas G. Smith, Secretary

Cleveland, Ohio
May 11, 1998

                                    EXHIBIT A
                          FOREST CITY ENTERPRISES, INC.
                             1994 STOCK OPTION PLAN

1. PURPOSE
   The purpose of the 1994 Stock Option Plan (the "Plan") shall be to enhance the retention and motivation of key employees including officers, executives and other employees who are members of the Company's management team and who, in the judgement of the Committee, can contribute materially to the Company's success by awarding these key employees the opportunity to receive stock options to purchase shares of the Company's Class A common stock. The Plan is also intended to foster within these key employees an identification with ownership and shareholder interests.
2. DEFINITIONS
   Unless the context of the applicable section clearly indicates otherwise, the terms below, when used within the Plan, shall have the meaning set forth in this Section 2.

    A. Beneficiary means the person or persons designated in writing by the Grantee or, in the absence of such a designation or if the designated person or persons predecease the Grantee, the Grantee's beneficiary shall be the person or persons who acquire the right to exercise an option by bequest or inheritance.
    B.  Board of Directors or Board means the Board of Directors of the Company.
    C. Code means the Internal Revenue Code of 1986, as amended from time to time.
    D.  Company means Forest City Enterprises, Inc.
    E. Compensation Committee or Committee means the Compensation Committee of the Board of Directors.
    F. Disability means a disability as defined in the Company's Long Term Disability Plan, as amended from time to time.
    G. Grantee means a key employee to whom an Option has been granted under the Plan.
    H. Incentive Stock Options means options to purchase shares of stock within the meaning of Section 422(b) of the Code.
    I. Nonqualified Stock Options means options which do not qualify as Incentive Stock Options within the meaning of Section 422(b) of the Code.
    J. Option means an option to purchase a share or shares of the Company's par value common stock.
    K.  Plan means the 1994 Stock Option Plan.
    L. Retirement means retirement pursuant to the Company's retirement policies.
    M.  Shares means shares of the Company's par Class A common stock.
    N. "Subsidiary" and "Subsidiaries" mean a corporation or corporations of which outstanding shares representing 50% or more of the combined voting power of such corporation or corporations are owned directly or indirectly by the Company.
    O. Term of Exercise means the time period during which a particular Option may be exercised in accordance with Section 6(G) of this Plan.
    P. Wherever used herein, unless indicated otherwise, words in the masculine form shall be deemed to refer to females as well as to males.
3. ADMINISTRATION

    A.  Compensation Committee
        The Plan shall be administered by the Compensation Committee of the Board of Directors.
    B.  Determinations
        Within the limits of the provisions of the Plan, the Committee shall have the plenary authority to determine (i) the key employees to whom awards hereunder shall be granted, (ii) the number of shares subject to each option; provided that, if the award is an incentive stock option, the aggregate fair market value of the shares (as determined at the time the option is granted) which become exercisable in any calendar year for any employee shall not exceed $100,000, (iii) the form (incentive stock options or nonqualified stock options) and amount of each award granted, (iv) the provisions of each Option Agreement, and (v) the limitations, restrictions and conditions applicable to any such award. In making such awards the Committee shall take into consideration the performance of each eligible employee. The determinations of the Committee on all matters regarding the Plan shall be final and conclusive.
     C. Interpretation
        Subject to the provisions of the Plan, the Committee may interpret the Plan, and prescribe, amend and rescind rules and regulations relating to it. The interpretation of any provision of the Plan by the Committee shall be final and conclusive.
4. ELIGIBILITY
   Stock options may be granted under the Plan to key employees of the Company, as determined by the Committee, based upon the Committee's evaluation of employees' duties and their overall performance including current and potential contributions to the Company's success. Generally, this group of eligible key employees includes officers, senior executives, directors who are also employees, and any other members of the Company's management team deemed appropriate by the Committee. All determinations by the Committee as to the identity of persons eligible to be granted awards hereunder shall be conclusive.
5. SHARE AWARDS UNDER THE PLAN
    A.  Form
        Awards under the Plan shall be granted in the form of incentive stock options or nonqualified stock options as herein defined in Section 2.
    B.  Shares Subject to the Plan
        The aggregate number of shares that may be awarded as stock options during the term of the plan may not exceed 1,125,000 authorized but unissued shares or shares held by the Company in its Treasury, subject to adjustments described in section 9-A. The aggregate number of shares which may be awarded to an individual participant during the term of the plan is 37,500 shares, subject to adjustments described in section 9-A. If any stock option granted under the Plan shall terminate, expire or, with the consent of the grantee, be canceled as to any shares, such shares shall again be available for grant under the Plan.
6. TERMS AND CONDITIONS OF AWARDS
   Stock options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall determine from time to time, subject to the following:
    A.  Stock Option Agreement
        Each stock option granted under the Plan shall be evidenced by an agreement between the Company and the Grantee, in a form approved by the Committee, which has been executed and delivered. Appropriate officers of the Company are hereby authorized to execute and deliver these agreements in the name of the Company as directed from time to time by the Committee.
    B.  Exercise Price for Stock Options

        (1) With respect to any non-qualified stock options the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.
        (2) With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns ten percent or less of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be at least equal to the fair market value of a share on the date the option is granted.
        (3) With respect to any incentive stock option awarded to a Grantee who, on the date of the grant, owns actually or constructively more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price to be paid by the Grantee to the Company for each share shall be not be less than 110% of the fair market value of a share on the date the incentive stock option award is granted. At no time may an option be granted under the plan if the option price per share is less than the par value of the stock.
    D.  Payment
        At the time that a stock option granted under the Plan, or any part thereof, is exercised, payment for the stock issuable thereupon shall be made in full in cash, money order, certified check, cashier's check, or in shares of stock currently owned by the key employee which have satisfied any required holding period and are valued at the fair market value of the shares on the date of exercise. As soon as reasonably possible following such exercise of a stock option, a certificate representing the shares of stock purchased, registered in the name of the key employee (Grantee), shall be delivered to same.
    E.  Cashless Exercise
        Options may be exercised in whole or in part upon delivery to the Secretary of the Company of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the option, provided that within five business days of the delivery of such notice the funds to pay for exercise of the option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the shares underlying the option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the option. In connection with the foregoing, the Company will provide a copy of the notice of exercise of the option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within five business days of the delivery of such notice to the Company, a certificate or certificates (as requested by the broker) representing the number of shares underlying the option that have been sold by such broker for the optionee.
    F.  Term of Exercise
        The term during which each stock option granted under the Plan may be exercised shall be as provided within the fully executed and delivered Option Agreement. In no event shall the term during which an option may be exercised exceed ten years from the date upon which such option was granted or, if the grantee on the date of grant owns more than 10% of the total combined voting power of all classes of stock of the Company and receives an incentive stock option, five years from the date on which such incentive stock option was granted.
    G.  Stock Option Vesting
        No stock options awarded under the Plan may be exercised during the first year following its grant.
    H.  Fair Market Value
        Fair Market Value shall be determined by the price per share at the close of business on the date on which the stock option grant is awarded or, if the grant date is not a regular business day, by the price per share on the next regular business day following the date of the grant.
7. DURATION
   With respect to any stock option awarded to a Grantee, such award shall be granted within a period of 10 years from the date on which the Plan is adopted or the date on which the Plan is approved by shareholders, whichever is earlier. The Plan shall remain in effect thereafter until all stock options awarded under the Plan have been exercised, surrendered or expired.
8. EXERCISE IN THE EVENT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT
    A.  Death
        If a Grantee shall die while an employee of the Company or during a period of disability, the option can be exercised by his legal representative at any time during its original term.

    B.  Disability
        If a Grantee's employment by the Company shall terminate because of Disability, he may exercise his options to the extent that he was entitled to do so on the date of his termination of employment, at any time, but not later than the expiration date specified in the Option Agreement by which such award was granted.
    C.  Retirement
        If a Grantee's employment shall terminate (i) by reason of his retirement in accordance with the Company's retirement plan or (ii) with the consent of the Committee, his right to exercise shall terminate and be forfeited on the expiration date specified in the Option Agreement by which such award was granted, or three months after termination of employment, whichever date is earlier.
    D.  Other
        If a Grantee's employment shall terminate for any reason other than death, disability or retirement as provided in Sections 8(A) through 8(C) of the Plan herein, all rights to exercise his option shall terminate and be forfeited on the date of such termination of employment.

9.  MISCELLANEOUS
    A.  Adjustments in the Event of Change in Common Stock
        In the event of any change in the common stock of the Company by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, combination, split-up, or exchange of shares, or of any similar change affecting the common stock, the number and kind of shares which thereafter may be awarded under the Plan and the number and kind of shares subject to option in outstanding agreements, and the option purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, eligible key employees.
    B.  Non-Transferability and Non-Assignability
        No option granted under the Plan shall be transferable by an employee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised only by the optionee or grantee thereof or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.
    C.  Investment Representation
        Each stock option agreement may provide that, upon demand by the Committee, the Grantee shall deliver to the Committee at the time of exercise of an option or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof.
    D.  Rights as a Shareholder
        Any eligible key employee who receives a stock option under the Plan shall have no rights to the underlying shares until the date of the issuance of a stock certificate to him, and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
    E.  No Obligation to Exercise
        The granting of a stock option under the Plan shall impose no obligation upon an eligible key employee to exercise such option.
    F.  Incentive Stock Options
        Each option agreement which provides for the grant of an incentive stock option to an eligible key employee shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an incentive stock option within the meaning of Section

        422(b) of the Internal Revenue Code of 1986, as amended from time to time.
    G.  Application of Proceeds
        The proceeds received by the Company from the sale of common stock under the Plan shall be used for general corporate purposes.
    H.  Withholding Taxes
        Upon the issuance of any stock pursuant to the exercise of a stock option, the Company shall have the right to require the Grantee to remit to the Company an amount payable in cash, money order, certified check or cashier's check that is sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for shares of common stock. The Committee, in its sole discretion, may permit the Grantee to pay such taxes through the withholding of shares otherwise deliverable to such Grantee in connection with such exercise or the delivery to the Company of shares otherwise acquired by the Grantee.
    I.  Right to Terminate Employment
        Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any key employee the right to continue in the employment of the Company or affect any right which the Company has to terminate any key employee.
    J.  Governing Law
        The Plan shall be construed and its provisions enforced and administered in accordance with the laws of Ohio, except to the extent that such laws may be superseded by any federal laws.
    K.  Awards Not Treated as Compensation Under Benefit Plans
        No awards under the Plan shall be considered as compensation under any employee benefit plan of the Company, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.
    L.  Effect of Merger or Other Reorganization
        In the event that the Corporation shall be the surviving Corporation in a merger, consolidation or other reorganization, stock options shall extend to the new Corporation to the same extent that they applied at the former Corporation. In the event that the Corporation shall not be the surviving Corporation in a merger or other reorganization, any Participant to whom a stock option has been granted under the Plan shall retain the right to receive the value of such stock option awards, subject to all applicable Plan provisions and restrictions, for awards granted prior to the effective date of such merger or other reorganization.
    M.  Elimination of Fractional Shares
        If, under any provision of the Plan or formula used to calculate award levels of stock options, the number so computed is not a whole number, such number of shares shall be rounded down to the next whole number.
10. EFFECTIVE DATE/APPROVAL BY SHAREHOLDERS
     The effective date of the Plan shall be the date on which it is adopted by the Board, subject to approval of the Plan by the Company's shareholders.. The Plan and any grants made as a part of the Plan shall be null and void and of no effect if such condition is not fulfilled.
11. AMENDMENT AND TERMINATION OF THE PLAN
    The Board may, without further action by the shareholders, from time to time, amend, alter, suspend or terminate the Plan, except as otherwise required by applicable federal securities laws.

CLASS                     FOREST CITY ENTERPRISES, INC.                 CLASS
  A          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF        A
               THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS




P
R
O
X
Y

The undersigned hereby appoints Albert B. Ratner and Samuel H. Miller, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the Ballroom of the Ritz-Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113, on June 9, 1998 at 2:00 p.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

   (1) The election of three (3) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

         Nominees:  J Maurice Struchen, Michael P. Esposito, Jr., Joan K.
         Shafran

   (2) The proposed amendment of Articles of Incorporation of the Company to increase the number of Class A and Class B common shares which the Company is authorized to issue as described in the accompanying proxy statement.

   (3) The proposed amendment of the 1994 Stock Option Plan to increase the number of shares authorized to be issued under the Plan as described in the accompanying proxy statement.

   (4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31,1999.

   (5) In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

                                                             ----------------
                                                                SEE REVERSE
                                                                    SIDE
                                                             ----------------

[X] Please mark your                          SHARES IN YOUR NAME
    votes as in this
    example.


    FOR  WITHHELD     FOR  AGAINST  ABSTAIN      FOR  AGAINST  ABSTAIN
1   [ ]    [ ]     2  [ ]    [ ]      [ ]      3 [ ]    [ ]      [ ]


    DIRECTORS        AUTHORIZE COMMON STOCK     AUTHORIZE OPTION PLAN
For, except vote
withheld from
the following
nominee(s):
----------------
                                                 FOR  AGAINST  ABSTAIN
                                               4 [ ]    [ ]      [ ]

                         CHANGE OF        [ ]           AUDITORS
                          ADDRESS

                       ATTEND MEETING
                    (no ticket required)  [ ]

                                               THE BOARD OF DIRECTORS RECOMMENDS
                                                 A VOTE FOR ITEMS 1, 2, 3 AND 4.



SIGNATURE(S)                                           DATE
            ----------------------------------              ---------
SIGNATURE(S)                                           DATE
            ----------------------------------              ---------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

CLASS                   FOREST CITY ENTERPRISES, INC.                  CLASS
  B          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF       B
               THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS




P
R
O
X
Y

The undersigned hereby appoints Albert B. Ratner and Samuel H. Miller, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the Ballroom of the Ritz-Carlton Hotel, 1515 West Third Street, Cleveland, Ohio 44113 on June 9, 1998 at 2:00 p.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

   (1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualified.

         Nominees: Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James
         A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner, Deborah Ratner Salzberg

   (2) The proposed amendment of Articles of Incorporation of the Company to increase the number of Class A and Class B common shares which the Company is authorized to issue as described in the accompanying proxy statement.

   (3) The proposed amendment of the 1994 Stock Option Plan to increase the number of shares authorized to be issued under the Plan as described in the accompanying proxy statement.

   (4) The ratification of Coopers & Lybrand, L.L.P. as independent auditors for the Company for the fiscal year ending January 31, 1999.

   (5) In their discretion, to vote upon such other business as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

                                                                ----------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                ----------------

[X] Please mark your                      SHARES IN YOUR NAME
    votes as in this
    example.


     FOR  WITHHELD     FOR  AGAINST  ABSTAIN       FOR  AGAINST  ABSTAIN

1    [ ]    [ ]     2  [ ]    [ ]     [ ]       3  [ ]    [ ]       [ ]


     DIRECTORS        AUTHORIZE COMMON STOCK       AUTHORIZE OPTION PLAN

For, except vote                                   FOR  AGAINST  ABSTAIN
withheld from the
following nominee(s):                           4  [ ]    [ ]       [ ]
---------------------     CHANGE OF         [ ]
                           ADDRESS                     AUDITORS



                        ATTEND MEETING
                      (no ticket required)  [ ]

                                               THE BOARD OF DIRECTORS RECOMMENDS
                                                 A VOTE FOR ITEMS 1, 2, 3 AND 4.



SIGNATURE(S)                                 DATE
            -----------------------------          ----------------
SIGNATURE(S)                                 DATE
            -----------------------------          ----------------

Note: Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.